UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

                                               Date of Report (Date of earliest event reported)                       April 6, 2005 (March 31, 2005)

                                           HOME SOLUTIONS OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

                                                                Delaware
(State or Other Jurisdiction of Incorporation)

                            0-22388                                                                   99-0273889
               (Commission File Number                                    (IRS Employer Identification No.)

      5565 Red Bird Center Drive, Suite 150, Dallas, Texas                                             75237
          (Address of Principal Executive Offices)                                                     (Zip Code)

                                                             (214) 623-8446
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

            See the disclosures regarding the agreements entered into in connection with the Merger and the Financing, along with the Supply Agreement, in Item 2.01 below.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

            On March 31, 2005, Home Solutions of America, Inc., a Delaware corporation (the "Company"), consummated the acquisition of 100% of Cornerstone Building and Remodeling, Inc., a Florida corporation ("Cornerstone").  The acquisition of Cornerstone was structured as the merger (the "Merger") of Cornerstone into a wholly-owned subsidiary of the Company (the "Acquisition Subsidiary"), pursuant to a Reorganization Agreement and Plan of Merger dated February 28, 2005, which was effective as of January 3, 2005 (the "Merger Agreement").  Immediately following the Merger, the name of the Acquisition Subsidiary was changed to "Cornerstone Building and Remodeling, Inc."  Cornerstone, which has headquarters in Fort Myers, Florida, near the headquarters of the Company's Southern Exposure subsidiaries, is engaged in the business of installing custom marble and granite countertops for residential customers.

The Company paid Anthony Leeber, Jr., the individual who was the sole stockholder of Cornerstone prior to the Merger (the "Seller"), the following consideration for his interest in Cornerstone:  (i) $1,700,000 cash, (ii) an unsecured promissory note of Cornerstone (guaranteed by the Company) in the original principal amount of $2,000,000 (the "First Note"), convertible into the Company's common stock , $.001 par value per share ("Common Stock"), at a conversion price of $1.65 per share, bearing interest at 7.0% per annum, with interest paid quarterly and principal paid in a single installment on March 31, 2010, (iii) an unsecured promissory note of Cornerstone (guaranteed by the Company) in the original principal amount of $2,300,000 (the "Second Note"), bearing interest at 7.0% per annum, with interest and principal payable in a single installment on April 29, 2005 (the Company has the right to extend such maturity date for 30-day periods under certain circumstances), and, if the Second Note remains unpaid on September 26, 2005, the Seller has the right to convert the Second Note into additional principal under the First Note, which has the conversion feature discussed above, and (iv) 2,470,588 shares of Common Stock (the "Shares"), valued at $1.70 per share.  The Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered for sale or sold absent registration under the Act or an applicable exemption from the registration requirements of the Act.  The Company granted the Seller certain resale registration rights in connection with the issuance of the Shares.

The Merger Agreement contains certain purchase price adjustment provisions whereby the purchase price for Cornerstone would be reduced in the event that Cornerstone's financial statements, as audited by the Company's auditors immediately following the closing of the Merger, fail to meet certain financial thresholds.  The Seller could receive earn-out payments, payable in cash or Common Stock, at the Company's option, for calendar years 2005, 2006, and 2007, if Cornerstone's EBITDA exceeds $2,400,000 in any of those years.  The Seller will continue to manage Cornerstone pursuant to an employment agreement with Cornerstone, and the Company's Board of Directors will nominate the Seller for election to the Company's Board of Directors at the next annual stockholders' meeting.

In addition to the consideration paid to the Seller in the Merger, the Company injected $2,200,000 of working capital into Cornerstone upon the closing of the Merger.  The cash portion of the Merger and the working capital infusion were financed through $4,000,000 of mezzanine financing (the "Financing") received by the Company from Petra Mezzanine Fund, L.P., based in Nashville, Tennessee ("Petra").  The Financing was based upon the following terms: (i) Petra's promissory note (the "Petra Note") accrues interest at 12.0% per annum, which will be due quarterly, (ii) the $4,000,000 of principal under the Petra Note will be due in a single installment on March 31, 2010, (iii) Petra received a warrant to purchase 533,333 shares of Common Stock at an exercise of $.01 per share, exercisable at any time until March 31, 2012, and (iv) Petra received a second-lien security interest in all of the assets of the Company, Cornerstone, and P.W. Stephens, Inc., another wholly-owned subsidiary of the Company.

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Simultaneously with the closing of the Merger, and as a condition to the Merger, Cornerstone entered into an Exclusive Supply Agreement (the "Supply Agreement") with Cornerstone Granite & Marble Wholesale, Inc. (the "Supplier"), an affiliate of the Seller, whereby Cornerstone committed to purchase its marble and granite inventory exclusively from the Supplier for the next twenty years, and the Supplier committed to provide Cornerstone with pricing based on the Supplier's direct costs plus 20%, or such lower price that the Supplier offers any other customer.  In connection with the execution of the Supply Agreement, the Company issued 1,000,000 shares of Common Stock to a consultant that was involved with the structuring, negotiation, and finalization of the Supply Agreement.  In addition, the Company issued 350,000 shares of Common Stock to another advisor for its assistance with the Merger and the Financing.

            The descriptions contained herein of the Merger, the Financing, and the documents executed in connection therewith are qualified in their entirety by reference to the full text of the agreements that are attached as Exhibits 2.1-2.5 and 10.1-10.6, respectively, to this Report and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

            See the disclosures regarding the financial obligations incurred in connection with the Merger and the Financing in Item 2.01 above.

Item 3.02.  Unregistered Sales of Equity Securities.

            See the disclosures regarding certain sales of equity securities of the Company in connection with the Merger, the Financing, and the execution of the Supply Agreement, in Item 2.01 above.  The issuances were unregistered, as the Company as relying on the exemptions from registration contained in Section 4(2) of the Act, and Regulation D promulgated thereunder, on the basis that such transactions did not involve public offerings of securities.

Item 9.01.  Financial Statements and Exhibits.

            (a)        Financial Statements of Businesses Acquired.

            It is impractical to furnish the required financial statements at this time.  The financial statements will be filed under cover of Form 8-K/A on or before June 16, 2005.

(b)        Pro Forma Financial Information.

It is impractical to furnish the required pro forma financial information at this time.  The requisite pro forma financial information will be filed under cover of Form 8-K/A on or before June 16, 2005.

(c)        Exhibits.

2.1

Reorganization Agreement and Plan of Merger, dated February 28, 2005, to be effective January 3, 2005, by and among Home Solutions of America, Inc., CBR Acquisition Corp., Cornerstone Building and Remodeling, Inc., and Anthony Leeber, Jr.

2.2

First Amendment to Reorganization Agreement and Plan of Merger, dated March 30, 2005, to be effective January 3, 2005, by and among Home Solutions of America, Inc., CBR Acquisition Corp., Cornerstone Building and Remodeling, Inc., and Anthony Leeber, Jr.

2.3	Promissory Note, in the original principal amount of $2,000,000, issued by CBR Acquisition Corp. to Anthony Leeber, Jr., dated January 3, 2005.
2.4	Promissory Note, in the original principal amount of $2,300,000, issued by CBR Acquisition Corp. to Anthony Leeber, Jr., dated January 3, 2005.
2.5	Guaranty Agreement, dated March 31, 2005, provided by Home Solutions of America, Inc. to Anthony Leeber, Jr.
10.1	Loan Agreement, dated March 31, 2005, by and between Home Solutions of America, Inc. and Petra Mezzanine Fund, L.P.
10.2	Promissory Note, in the original principal amount of $4,000,000, issued by Home Solutions of America, Inc. to Petra Mezzanine Fund, L.P., dated March 31, 2005.
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10.3	Security Agreement, dated March 31, 2005, by and among Home Solutions of America, Inc., CBR Acquisition Corp., P.W. Stephens, Inc., and Petra Mezzanine Fund, L.P.
10.4	Stock Purchase Warrant, dated March 31, 2005, issued by Home Solutions of America, Inc. to Petra Mezzanine Fund, L.P.
10.5	Investors' Rights Agreement, dated March 31, 2005, by and among Home Solutions of America, Inc., Petra Mezzanine Fund, L.P., Frank J. Fradella and Rick J. O'Brien.
10.6	Exclusive Supply Agreement, dated March 31, 2005, between Cornerstone Building and Remodeling, Inc. and Cornerstone Granite & Marble Wholesale, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc.
(Registrant)

By:   /s/ Rick J. O'Brien
Rick J. O'Brien
Chief Financial Officer

Dated:  April 6, 2005

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EXHIBIT INDEX

Exhibit
Number          Description

2.1

Reorganization Agreement and Plan of Merger, dated February 28, 2005, to be effective January 3, 2005, by and among Home Solutions of America, Inc., CBR Acquisition Corp., Cornerstone Building and Remodeling, Inc., and Anthony Leeber, Jr.

2.2

First Amendment to Reorganization Agreement and Plan of Merger, dated March 30, 2005, to be effective January 3, 2005, by and among Home Solutions of America, Inc., CBR Acquisition Corp., Cornerstone Building and Remodeling, Inc., and Anthony Leeber, Jr.

2.3	Promissory Note, in the original principal amount of $2,000,000, issued by CBR Acquisition Corp. to Anthony Leeber, Jr., dated January 3, 2005.
2.4	Promissory Note, in the original principal amount of $2,300,000, issued by CBR Acquisition Corp. to Anthony Leeber, Jr., dated January 3, 2005.
2.5	Guaranty Agreement, dated March 31, 2005, provided by Home Solutions of America, Inc. to Anthony Leeber, Jr.
10.1	Loan Agreement, dated March 31, 2005, by and between Home Solutions of America, Inc. and Petra Mezzanine Fund, L.P.
10.2	Promissory Note, in the original principal amount of $4,000,000, issued by Home Solutions of America, Inc. to Petra Mezzanine Fund, L.P., dated March 31, 2005.
10.3	Security Agreement, dated March 31, 2005, by and among Home Solutions of America, Inc., CBR Acquisition Corp., P.W. Stephens, Inc., and Petra Mezzanine Fund, L.P.
10.4	Stock Purchase Warrant, dated March 31, 2005, issued by Home Solutions of America, Inc. to Petra Mezzanine Fund, L.P.
10.5	Investors' Rights Agreement, dated March 31, 2005, by and among Home Solutions of America, Inc., Petra Mezzanine Fund, L.P., Frank J. Fradella and Rick J. O'Brien.
10.6	Exclusive Supply Agreement, dated March 31, 2005, between Cornerstone Building and Remodeling, Inc. and Cornerstone Granite & Marble Wholesale, Inc.

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